EXHIBIT 10.4


                                AMPEX CORPORATION

                           EMPLOYEES' RETIREMENT PLAN

                 (as amended and restated as of January 1, 1997)



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                  WHEREAS, Ampex Corporation (the "Company") previously
established the Ampex Corporation Employees Retirement Plan (the "Plan") effective as of May 27, 1987; and

                  WHEREAS, on July 24, 1992 Ampex Systems Corporation succeeded to the business and employees of the Company and assumed sponsorship of the Plan, and on April 22, 1994 Ampex Corporation succeeded to the business and employees of Ampex Systems Corporation and has assumed sponsorship of the Plan; and

                  WHEREAS, the Plan was most recently amended and restated effective as of January 1, 1990 and was amended four times thereafter; and

                  WHEREAS, pursuant to the first of such amendments, as of February 1, 1994 accrued benefits under the Plan ceased to accrue for all participants therein; and

                  WHEREAS, it is desired to amend and completely restate the Plan once again to incorporate the relevant provisions of the last four Plan amendments into one restated Plan document, to delete Plan provisions that are no longer relevant, and to make certain clarifying changes to the Plan, as such Plan was in effect on December 31, 1996; and

                  WHEREAS, it is intended that the Plan continue to be administered as a qualified plan pursuant to Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and as an employee pension plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended;

                  NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended and restated as follows:



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                                    ARTICLE I

                                   DEFINITIONS

                  The following words and phrases as used herein shall, when capitalized, have the following meaning unless a different meaning is required by the context:

                  1.1 "ACCRUED BENEFIT," as of any specified date, means the greater of

                  (a) the Retirement Pension, commencing on his Normal Retirement Date, earned by a Participant as of such specified date or January 31, 1994, if earlier, which shall be equal to the Retirement Pension, computed in accordance with Section 3.1, to which he would be entitled based on his Credited Service, Average Final Compensation, Average Final Compensation With Respect to Base Compensation and Social Security Covered Compensation as of such specified date; or

                  (b) if the Plan is a Top Heavy Plan in any Plan Year and solely with respect to a Participant who is not a key employee as defined in
Section 416 of the Code (whether or not he is employed on the last day of the Plan Year) and to the extent he is not receiving sufficient minimum benefits, as required by Code Section 416 and the regulations thereunder, from any other plan in which an Employer or Affiliate is participating, an annual amount for the life of the Participant (or if payment is made in another form, the Actuarial Equivalent thereof) equal to the product of

                           (1)  the lesser of

                                    (A) 20% (or 30% if it is desired that the
denominator in both the "Defined Benefit Plan Fraction" and "Defined Contribution Plan Fraction," as defined in Section 415 of the Code which is hereby incorporated by reference, should contain a factor of 1.25 instead of 1.0) or

                                    (B) 2% (or 3% if it is desired that the
denominator of both the "Defined Benefit Plan Fraction" or "Defined Contribution Plan Fraction," as defined in Section 415 of the Code which is hereby incorporated by reference, should contain a factor of 1.25 instead of 1.0) multiplied by the number of his Years of Service coincident with or beginning in Plan Years that begin on or after January 1, 1984 and in which the Plan is a Top Heavy Plan, multiplied by

                           (2)  his greatest average annual Compensation (as
defined in Section 10.1(e)) out of all such averages, which are calculated in each of his 5 consecutive Years of Service (A) coincident with or ending in Plan Years that begin on or after

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January 1, 1984 and (B) beginning on or before the close of the last Plan Year in which the Plan is a Top-Heavy Plan.

                  (c)  Notwithstanding anything to the contrary herein,


                  (1) each individual who is a Participant in this Plan shall be entitled to an Accrued Benefit under this Plan to the extent vested therein that is not less than the Actuarial Equivalent of his vested accrued benefit as of December 31, 1995, if any, as calculated under the provisions of the Plan in effect on December 31, 1995; and

                  (2) no person shall accrue benefits under this Plan in respect of service completed on or after, or compensation earned on or after, February 1, 1994, except as otherwise may be required by law.

                  (d) Unless otherwise provided under the Plan, each Section 401(a)(17) Employee's accrued benefit under this Plan will be the greater of the accrued benefit determined for the Employee under (1) or (2) below:

                  (1) the Employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total period of service taken into account under the Plan for the purposes of benefit accruals; or

                  (2)      the sum of:

                           (A) the Employee's accrued benefit as of the last day
                  of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Internal Revenue regulations, and

                           (B) the Employee's accrued benefit determined under
                  the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's period of service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

                  For purposes of this subsection (d), a "Section 401(a)(17) Employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                  1.2 "ACTUARIAL EQUIVALENT" means, except as otherwise provided in Sections 3.3 and 5.2 of this Plan and other sections referring to such Sections 3.3 and 5.2, a benefit of equivalent value based on (a) an assumed seven and one-half percent (7-1/2%)

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interest rate compounded annually and (b) annuity rates determined by the 1984
Unisex Pension Mortality Table.

                  1.3 "AFFILIATE" means (a) any corporation or unincorporated business in control of, controlled by, or under common control with, an Employer within the meaning of Sec tions 414(b) and (c) of the Code, or (b) a member in an affiliated service group (as defined in Section 414(m) of the Code) of which an Employer is a member, or (c) any other entity required to be aggregated with an Employer pursuant to regulations under Section 414 of the Code; provided, however, that, for purposes of the limitations upon benefits contained in
Article X, "Affiliate" status shall be determined in accordance with Section 415(h) of the Code. A corporation or unincorporated business shall not be deemed an Affiliate for any purpose under the Plan with respect to any period before it became an Affiliate.

                  1.4 "AVERAGE ANNUALIZED COMPENSATION", for any period of months prior to February 1, 1994, means the product of (a) the quotient determined by dividing (1) the sum of the Monthly Compensation for each month in the period by (2) the sum of the months, multiplied by (b) twelve (12).

                  1.5 "AVERAGE FINAL COMPENSATION" means a Participant's Average Annualized Compensation during the 60 consecutive month period out of his last 120 consecutive months of employment rendered prior to February 1, 1994 or his Severance from Service, if earlier, for which his Average Annualized Compensation was greatest (or during all months prior to February 1, 1994 in which he earned Compensation, if fewer than 60 months).

                  1.6 "AVERAGE FINAL COMPENSATION WITH RESPECT TO BASE COMPENSATION" means Average Final Compensation determined by substituting "Base Compensation" for "Compensation" whenever the latter term is used in the definition of "Monthly Compensation".

                  1.7 "BASE COMPENSATION" means Compensation excluding overtime, bonuses, commissions and all special pay.

                  1.8 "BENEFICIARY" means such person or persons as may be designated by Participants or as may otherwise be entitled, upon their death, to receive any benefits or payments under the terms of this Plan.

                  1.9 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

                  1.10 "BREAK IN SERVICE" means a period of at least twelve (12) consecutive months, beginning on the date of an Employee's Severance from Service (as defined in Paragraph 1.40), during which he neither performs services for nor receives severance pay from any Employer or Affiliate.


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                  1.11 "CODE" means the Internal Revenue Code of 1986, as
amended from time to time.

                  1.12 "COMMITTEE" means the group of individuals appointed by the Board to administer the Plan as provided in Article XIV.

                  1.13 "COMPANY" means (a) until July 24, 1992, Ampex Corporation, originally a California corporation, and then a Delaware corporation, which recently changed its name to Xepma I Inc., (b) from July 24, 1992 until April 22, 1994, Ampex Systems Corporation, a Delaware corporation, which succeeded to the business of Xepma I Inc., and (c) on and after April 22, 1994, Ampex Corporation, a Delaware Corporation (the successor in interest to Ampex Systems Corporation).

                  1.14 (a) "COMPENSATION" with respect to an Employee, for any Plan Year, means the sum of only the following amounts paid or payable to an Employee by his Employer in respect of such Plan Year: (1) base salary, (2) bonuses paid prior to January 1, 1988 (in accordance with Ampex Corporation Retirement Plan in effect on such date), (3) overtime, (4) shift differentials,
(5) commissions, (6) accrued vacation pay paid upon a Termination of Employment,
(7) salary-reduction (before-tax) contributions to the Employer's qualified salary reduction pension plan under Section 401(k) of the Code, and (8) salary-reduction (before-tax) contributions to the Employer's salary-reduction welfare plan that is operated in accordance with Section 125 of the Code.

                  (b) "Compensation" shall not include any payment or expense paid or payable to or for Employees (1) pursuant to any welfare plan or any pension, profit-sharing or other deferred compensation plan, other than salary-reduction contributions; or (2) as automobile allowances, or reimbursement for services not in the United States, or separation payments or other special allowances of a similar nature.

                  (c) "Compensation" for a Period of Service rendered prior to February 1, 1994 for which no service was provided shall be equal to the product of (1) the daily rate of Base Compensation in effect immediately prior to such Period of Service, multiplied by (2) the number of days in such Period of Service.

                  (d)  Notwithstanding the foregoing,

                  (1) except as provided in Paragraph (2) below, "Compensation" for any such Plan Year ending before January 1, 1989 in which the Plan is a Top Heavy Plan, and for any Plan Year ending after December 31, 1988, shall be limited to the first $200,000 adjusted for increases as permitted under the Code and the regulations thereunder; and

                  (2) in addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the

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Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The "OBRA '93 annual compensation limit" is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (a determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                  If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

In determining the Compensation of an Employee, the family aggregation rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year.

                  (e) Notwithstanding the foregoing, "Compensation" shall not include any amount paid or payable to an Employee on and after February 1, 1994.


                  1.15 "CREDITED SERVICE," with respect to an Employee, means the Employee's Period of Service, excluding service as an Excluded Employee, except that service with an Employer or an Affiliate for which an Employee is entitled to benefits under another Defined Benefit Plan (as defined in Section 10.1(c)) shall be included in the Employee's Credited Service under this Plan. Any service prior to June 1, 1990 that was treated as "Benefit Service" under the provisions of this Plan prior to its amendment and complete restatement hereby shall be included in the Employee's Credited Service.

                  Notwithstanding the foregoing, "Credited Service" shall not include any Period of Service rendered on and after February 1, 1994.

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                  1.16 "DEFERRED RETIREMENT" means an Employee's continued
employment after his Normal Retirement Date.

                  1.17 "DEFERRED RETIREMENT DATE" means the first day of the month coincident with or next following the date upon which an Employee's Termination of Employment occurs, if such Termination of Employment occurs after his Normal Retirement Date.

                  1.18 "DISABILITY" means the mental or physical incapacity of a Participant which as determined by the Committee renders a Participant totally and permanently incapable of performing assigned duties with an Employer or Affiliate. The Committee's determination shall be made under uniformly applied standards adopted by the Committee, which standards may include adopting the definition of "disability" under the Social Security Act, or as applied to the Company's long-term disability programs, if any, or such other definition as may be adopted from time to time by the Committee.

                  1.19 "EFFECTIVE DATE" of this Plan means May 27, 1987. The Effective Date of this amendment and restatement is January 1, 1997.

                  1.20 "EMPLOYEE" means an individual who is employed by an Employer or an Affiliate as a common law employee, or who is a "leased employee" with respect to an Employer or Affiliate within the meaning of Section 414(m) of the Code, including any Credit Union Participant employed by the Credit Union, as defined in Section 5.7.

                  1.21 "EMPLOYER" means the Company and any other Affiliate which, with the consent of the Board of Directors, has adopted the Plan as a participant herein and any successor to any such Employer.

                  1.22  "EMPLOYMENT COMMENCEMENT DATE" means

                  (a) the date on which an Employee first performs an Hour of Service; or

                  (b) in the case of an Employee who has incurred a Break in Service following a Termination of Employment, the date on which he first completes an Hour of Service after such Termination of Employment.

                  1.23 "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  1.24 "EXCLUDED EMPLOYEE" means an individual in the employ of an Employer or an Affiliate who -

                           (1)  is employed by an Affiliate that is not an
Employer; or

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                           (2)  is included in a unit of employees covered by
a collective bargaining agreement between employee representatives and one or more Employers or Affiliates, if under such agreement such employees are not required to be covered by the Plan, and if retirement benefits were the subject of good faith bargaining between such employee representatives and such Employers or Affiliates; or

                           (3)  (A)  is neither a resident nor a citizen of
the United States of America, and

                                (B) receives from Employers or Affiliates no
earned income, within the meaning of Section 911(b) of the Code, that constitutes income from sources within the United States, within the meaning of
Section 861(a)(3) of the Code; or

                           (4)  is a "leased employee" within the meaning of
Section 414(m) of the Code.

                  1.25 (a)  "HOUR OF SERVICE" means -

                           (1)  each hour for which an Employee is paid or
entitled to payment, by an Employer or Affiliate for the performance of duties for such Employer or Affiliate, credited for the Plan Year or other computation period in which such duties were performed; or

                           (2) each hour of a period during which no duties
are performed due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty or leave of absence, determined in accordance with the following rules:

                                         (A) (i) If the Employee is directly or
indirectly paid, or entitled to payment by an Employer or Affiliate on account of such period of absence, the Employee shall be credited with Hours of Service in accordance with Sub section (b), up to a maximum of five hundred one (501) Hours of Service in each such period of absence;

                                            (ii) If the Employee is absent from
work by reason of the Employee's pregnancy, the birth of the Employee's child, or the placement of a child with the Employee in connection with the adoption of such child by such individual or for purposes of caring for such child for a period beginning immediately following such birth or placement, the Employee shall be credited with eight (8) Hours of Service per day of such absence up to a maximum of five hundred one (501) Hours of Service in each such period of absence.

                                           (iii)  If the Employee is not paid or
entitled to payment by an Employer or Affiliate on account of such period of absence, other than absence for maternity or paternity reasons as described in Subparagraph (a), he shall be credited with no Hours of Service in respect of such period of absence.

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                                    (B) if the Employee is not paid, or entitled
to payment, by an Employer or Affiliate on account of such period of absence, he shall be credited with no Hours of Service in respect of such period of absence;

                           (3) each hour during an Employee's period of
service in the Armed Forces of the United States, credited on the basis of forty
(40) Hours of Service for each week, or eight (8) Hours of Service for each weekday, of such service, if the Employee retains reemployment rights under the Military Selective Service Act and is reemployed by an Employer or Affiliate within the period provided by such Act; or

                           (4) each hour for which an Employee has been
awarded, or is otherwise entitled to, back pay from an Employer or Affiliate, irrespective of mitigation of damages, if he is not entitled to credit for such hour under any other Paragraph of this Subsection (a).

                  (b) The number of an Employee's Hours of Service and the Plan Year or other computation period to which they are to be credited shall be determined in accordance with Sec tion 2530.200b-2 of the Rules and Regulations for Minimum Standards for Employee Pension Benefit Plans, which section is hereby incorporated by reference into this Plan.

                  (c) In the case of an Employee whose compensation is not determined on the basis of certain amounts for each hour worked, such Employee's Hours of Service shall not be determined from employment records, and such Employee may, in accordance with uniform and nondiscriminatory rules adopted by the Trustees, be credited with forty (40) Hours of Service for each week in which he would be credited with any Hours of Service under the provisions of Subsection (a) or (b).

                  1.26 "MINOR CHILDREN" means a Participant's natural or legally adopted children who are under the age of 21.

                  1.27 "MONTHLY COMPENSATION" for any month in a calendar year means the quotient determined by dividing the Compensation for the calendar year by twelve (12), or by the number of months actually paid, if less.

                  1.28 "NORMAL RETIREMENT AGE" means the Participant's sixty-fifth (65th) birthday.

                  1.29 "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the Normal Retirement Age of a Participant or Retired Participant.

                  1.30 "OPTION" means any of the optional methods of payment of a Retirement Pension which a Participant or Retired Participant may elect in accordance with Article VI.


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                  1.31 "PARTICIPANT" means an individual who has become a
Participant in the Plan pursuant to Article II and whose participation has not terminated pursuant to such Article.

                  1.32 "PLAN" means the Ampex Corporation Employees' Retirement Plan, as set forth herein and as from time to time amended.

                  1.33 "PERIOD OF SERVICE" means the aggregate of each and every month in which an Employee is employed for at least 16 days, in each of which he is credited with at least one (1) Hour of Service, beginning on an Employee's Employment Commencement Date and ending on the date of his Severance from Service next following such Employment Commencement Date. For the purpose of determining the length of an Employee's Period of Service, all non-successive Periods of Service (except those which may be disregarded as provided under Section 5.6) shall be aggregated. The length of an Employee's Period of Service shall be equal to the number of years (i.e., 12 month periods) in such Period of Service, counting from the Employment Commencement Date on which it began, plus a fractional year consisting of (a) the number of months not included in any year, divided by (b) twelve (12).

                  1.34 "PLAN YEAR" means the period which began on the Effective Date and ended December 31, 1987, and each calendar year thereafter.

                  1.35 (a) "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity for the life of a Participant, with a survivor annuity for the life of his Spouse which is equal to 50% of the amount of the annuity payable during the joint lives of such Participant and his Spouse.

                  (b) The benefit payable in the form of a Qualified Joint and Survivor Annuity shall be the normal form of a Participant's Retirement Pension if such Participant has a Spouse and shall be the Actuarial Equivalent of the Retirement Pension in the normal form of a non-assignable life annuity for the life of the Participant who has no Spouse.

                  1.36 "RETIRED PARTICIPANT" means any Participant or former Participant who is entitled to benefits pursuant to Arti cle III, V or VI.

                  1.37 "RETIREMENT" means any Termination of Employment, other than by reason of death, on or after a Participant's Normal Retirement Date.

                  1.38 (a) "RETIREMENT PENSION" means the annual pension to which a Participant or Beneficiary shall become entitled pursuant to Article III, V, VI or VII. Except as otherwise provided in this Plan, such Retirement Pension shall be in the normal form of a non-assignable annuity for the Participant's life, payable in monthly installments, each of

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which shall be equal to one-twelfth (1/12th) of the Retirement Pension.

                  (b) Nothing herein shall affect or lessen the right of any Participant or Beneficiary to receive a Qualified Joint and Survivor Annuity under the provisions of Section 3.4 or a death benefit under Article IV, or to elect any optional form of payment under the provisions of Article VII.

                  1.39 (a) "RETIREMENT PENSION STARTING DATE" means the scheduled payment date of (1) a Retirement Pension in the form of lump sum distribution or (2) the first installment of a Retirement Pension payable in the form of an annuity. Except as otherwise provided in this Plan, payment of a Retirement Pension shall be made or shall commence to be made, as the case may be, on his Normal Retirement Date or Deferred Retirement Date, as the case may be, and the last payment of a Retirement Pension shall be made depending on the form in which the Retirement Pension is payable.

                  (b) A Participant's Retirement Pension Starting Date shall ordinarily not be later than the sixtieth (60th) day after the last day of the Plan Year in which occurs the later of his Normal Retirement Age or the date of his Termination of Employment; however, a Participant may postpone his Retirement Pension Starting Date beyond the latest date specified hereinabove, by filing a written statement with the Trustees, stating the date on which payment of the benefit to which he is entitled shall commence.

                  (c) Notwithstanding anything to the contrary in the preceding Subsections, a Participant's Retirement Pension may not commence to be distributed to him after April 1 of the calendar year following the end of the calendar year in which he attains age 70-1/2, except as otherwise permitted under Section 401 of the Code or any federal law or regulation then in effect.

                  1.40 "SEVERANCE FROM SERVICE" of an Employee means the earlier of:

                         (a) an Employee's Termination of Employment (but for purposes of eligibility to participate and vesting credit, only if within 12 months thereafter he does not complete an Hour of Service); or

                         (b) the first anniversary of the date on which an Employee began his absence from service (with or without pay) with all Employers and Affiliates for any reason other than his Termination of Employment, if he does not return from such absence upon or prior to such first anniversary; provided, however, that absence from work by reason of the Employee's pregnancy, the birth of the Employee's child, or the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a period beginning

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     immediately following such birth or placement shall not be deemed absence from service for purposes of eligibility and vesting until the second anniversary of such absence but shall be deemed absence from service for purposes of computing credited service from the first anniversary of such absence.

                  1.41 "SOCIAL SECURITY COVERED COMPENSATION" means for any Participant the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the thirty-five (35) year period ending with the year in which the Participant attains his Social Security Retirement Age. In determining a Participant's's Social Security Covered Compensation for any Plan Year commencing on or prior to January 1, 1994, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made. In determining a Participant's Social Security Covered Compensation for any Plan Year commencing after January 1, 1994, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of January 1, 1994. For purposes of this Section, "Social Security Retirement Age" means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.

                  1.42 "SPOUSE" means a Participant's lawfully married spouse on the date of his death or his Retirement Pension Starting Date, whichever date is earlier, if such spouse is married to the Participant for an entire year ending on such earlier date; provided, however, that (a) if a spouse marries a Participant at any time within 1 year ending on the Participant's Retirement Pension Starting Date and is so married for a full year ending on the subsequent date of the Participant's death, or (b) if the Participant's death occurs after his 55th birthday and while the Participant is an Employee, such spouse of the Participant on the date of his death shall be deemed the "Spouse" for purposes of this Plan.

                  1.43 "TERMINATION OF EMPLOYMENT" means termination of employment with an Employer or an Affiliate for any reason; provided, however, that no Termination of Employment shall be deemed to occur (a) upon an Employee's transfer from the employ of one Employer or Affiliate to another Employer or Affiliate or (b) upon a change from an Employee who is not an Excluded Employee to an Employee who is an Excluded Employee, or vice-versa.

                  1.44 (a) "TOP HEAVY PLAN" means with respect to any plan year beginning on or after January 1, 1984 (1) any Defined Benefit Plan, described in
Section 10.1(c), the present value of whose cumulative accrued benefits (determined as of the

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"determination date") for "key employees" exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all participating employees, and (2) any Defined Contribution Plan, described in Section 10.1(e), the value of whose aggregate accounts (determined as of the "determination date") for "key employees" exceeds 60% of the value of the aggregate of the accounts for all participating employees.

                  (b)  For purposes of this Section 1.44 -

                  (1) a "key employee" is determined in accordance with the definition in Section 416(i) of the Code, the provisions of which are hereby incorporated by reference, and an individual's Compensation (as defined in Section 10.1(e)) shall be used to determine his status as a "key employee". A "non-key employee" is any employee who is not a "key employee;

                  (2) the actuarial assumptions used to determine the present value of benefits shall be those described in Sec tion 1.2; provided, however, no assumptions as to future withdrawal, future salary increases, pre-retirement death benefits or disability benefits will be taken into account;

                  (3) the top-heavy test described in the first para graph of this Section shall be computed in accordance with Sec tion 416(g) of the Code;

                  (4) all Defined Benefit Plans and Defined Contribution Plans that as a group continue to satisfy the discrimination tests of Code Sections 401(a)(4) and 410 shall be aggregated to determine top-heaviness. However, if by so aggregating, any one such plan remains a Top Heavy Plan, only those plans either that enable such Top Heavy Plan to satisfy the discrimination tests of
Section 401(a)(4) or 410(b) of the Code or in which a key employee is a participant will be aggregated and treated as Top Heavy Plans;

                  (5) the "determination date" shall be the valuation date for determining accrued benefits and/or account balances and shall be the last day of the preceding plan year or, in the case of the first plan year, the last day of such plan year. If 2 or more plans are aggregated, they are so aggregated by adding the results of each plan as of the determination dates that fall within the same calendar year and shall be the valuation date for determining accrued benefits and/or account balances;

                  (6) if any individual has not performed services for the Employer maintaining the Plan at any time during the five-year period ending on the determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account;

                  (7) the accrued benefits and accounts of an individual shall include aggregate distributions to such individual during the five-year period ending on the determination date, from

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Defined Benefit Plans and Defined Contribution Plans, including terminated plans that would have been required to be aggregated if such plans had not been terminated; and

                  (8) the provisions of Code Section 416 on how the top-heavy ratio is computed are hereby incorporated by reference.


                  1.45 "TRUST" or "TRUST FUND" means the Ampex Retirement Master Trust pursuant to an agreement between Ampex Corporation and State Street Bank and Trust Co., as Trustee, and any other trust forming part of this Plan that is established pursuant to a trust agreement with the Trustee to hold assets of the Plan. Such trust may be a "master trust" serving as the trust vehicle for other plans that are qualified under Section 501(a) of the Code and for tax-exempt individual retirement accounts under Section 408 of the Code, where the assets of each participating plan or individual retirement accounts are separately accounted for.

                  1.46 "TRUSTEE" or "TRUSTEES" means the State Street Bank and Trust Co. and any additional or successor trustees of the Trust Fund, with whom the Company has entered into a trust agreement.

                  1.47 "VESTING SERVICE" means, with respect to an Employee, his Period of Service, including (a) the period following his Termination of Employment if within 12 months thereafter he completes at least one Hour of Service and (b) the first 12 months of absence from service for any reason other than a Termination of Employment and (c) the first two years of absence of service in the case of an absence described in Section 1.25(a)(2)(A)(ii).

                  1.48 "YEAR OF SERVICE," with respect to an Employee, means:

                  (a) with respect to Article II, the twelve (12) month period beginning on his Employment Commencement Date during which an Employee has completed at least one thousand (1,000) Hours of Service, and

                  (b) with respect to Article II and all other Articles of this Plan, each Plan Year during which he completes at least one thousand (1,000) Hours of Service.

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                                   ARTICLE II

                          ELIGIBILITY FOR PARTICIPATION

                  2.1 Each Employee on January 1, 1997 who was a Participant on December 31, 1996 in the Plan shall continue as a Participant under this amended and restated Plan.

                  2.2 Each Employee who is not a Participant pursuant to Section
2.1 shall not become a Participant, and participation under this Plan shall thereinafter be frozen except as provided in Section 2.5.

                  2.3 If the Committee so requests, an Employee who has qualified for participation in the Plan shall file with the Committee a statement, in such forms as the Committee may prescribe, setting forth his age and giving such proof thereof and other information as the Committee may reasonably require.

                  2.4 A Participant shall cease to be a Participant (a) for purposes of accruing additional Vesting Service and Credited Service, as of the date of his Severance from Service (except that no Credited Service shall be included for service with an Employer or an Affiliate on or after February 1,
1994), and (b) for all other purposes, as of the date he is no longer entitled to receive a benefit under the Plan.

                  2.5 A former Participant who has incurred a Severance from Service shall again become a Participant (a) as of his latest Employment Commencement Date, on which begins a 12-month period in which he completes one thousand (1,000) Hours of Service, or (b) if he does not become a Participant as of such date, as of the first day of the first Plan Year in which he completes one (1) Year of Service.

                  2.6 (a) An Excluded Employee may not become a Participant while he remains an Excluded Employee.

                  (b) An Employee who is an Excluded Employee on the date on which he would otherwise qualify for participation in the Plan under Sections
2.2 and 2.5 shall become a Participant on the first day thereafter on which he is no longer an Excluded Employee; provided, however, that no Excluded Employee shall become a Participant on and after February 1, 1995.

                  2.7 A Participant who becomes and remains an Excluded Employee shall be entitled to benefits under Article III, IV, V or VII of the Plan upon his Retirement or Termination of Employment under the terms of the Plan in effect on the date he became an Excluded Employee.

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                                   ARTICLE III

                                   RETIREMENT

                  3.1 (a) A Participant shall have a fully (100%) vested and nonforfeitable interest in his Accrued Benefit on the attainment of his Normal Retirement Age while employed with an Employer or an Affiliate.

                  (b) Upon his Retirement on his Normal Retirement Date, he shall be entitled to receive an annual Retirement Pension, commencing on his Normal Retirement Date, which shall be equal to the greatest of the amounts calculated under Paragraphs (1) through (5) hereinbelow, reduced if applicable by the amounts determined in Subsection (c):

                  (1)  an amount equal to the product of

                           (A) his number of years of Credited Service, multiplied by

                           (B) the sum of:

                                    (i) 1.1% of his Average Final Compensation not in excess of his Social Security Covered Compensation, plus

                                    (ii) 1.4% of his Average Final Compensation in excess of his Social Security Covered Compensation; and

                  (2)  an amount equal to the product of

                           (A) his number of years of Credited Service, multiplied by

                           (B) 1.25% of his Average Final Compensation With Respect To Base Compensation; and

                  (3)  an amount equal to the sum of

                           (A) the amount determined in Paragraph (1), computed by calculating Average Final Compensation without taking into account any bonuses, plus

                           (B) an amount equal to the product of

                                    (i) his number of years of Credited Service until December 31, 1987, multiplied by

                                    (ii) 1.5% of the quotient determined by
                                    dividing the sum of the bonuses he received by his Employer in respect of the five calendar years 1983 through 1987, by five
                                    (5); and

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                  (4) if he is a non-key employee as defined in Section 1.44(b), the amount calculated in Subsection 1.1(b); and

                  (5) if he was a Participant in the Plan on December 31, 1989, the amount determined in Subsection 1.1(c); and

                  (c) The amount of a Participant's Retirement Pension described in Subsection (b) shall be reduced by

                  (1) if he participated in the Ampex Corporation Employees' Profit Sharing Plan and Retirement Trust, as of April 30, 1974, the quotient determined by dividing (A) the fair market value of his account balance in such Trust as of April 30, 1974, increased with interest at the rate of 6% per year compounded annually from May 1, 1974 until December 31, 1983, by (B) an annuity factor equal to 10.8378; and

                  (2) the benefit which he has accrued (converted, if necessary, to an Actuarial Equivalent annual benefit as deter mined by the Plan's actuary) under any other Defined Benefit Plan (as defined in Section 10.1(c)) to which an Employer or Affiliate contributed on his behalf, to the extent such benefit relates or is based on service ("Affiliated Service") which is included in Credited Service under this Plan; provided, however, that the amount of the reduction described in this Paragraph (2) shall not reduce his Retirement Pension below the amount of the Retirement Pension to which he would have been entitled if Affiliated Service were not included in Credited Service.

                  (d) Notwithstanding anything in this Section to the contrary, a Participant's Retirement Pension under this Section shall in no event be less than the greatest benefit to which he would be entitled under Section 5.2(b) if his Termination of Employment occurred at any time on or after his fifty-fifth
(55th) birthday and before his Normal Retirement Date.

                  3.2 (a) Upon Retirement after his Normal Retirement Date, a Participant shall receive a Retirement Pension, commencing on his Deferred Retirement Date, which shall be equal to the Retirement Pension computed under
Section 3.1(b) by substituting Deferred Retirement Date for Normal Retirement Date wherever the latter term appears or is referenced therein.

                  (b) Notwithstanding any provision of Subsection (a), if a Participant remains an Employee on the latest Retirement Pension Starting Date permitted pursuant to Section 1.39(c), the amount payable as a Retirement Pension during the period beginning on his Retirement Pension Starting Date and ending on his Deferred Retirement Date and the amount payable on and after his Deferred Retirement Date shall be determined, in accordance with Section 401(a)(9) of the Code and the regulations thereunder, under the following rule:
Each Retirement Pension payment in a Plan Year shall first be based on compensation and service accrued as of the last day of the preceding Plan Year as

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



if the Participant had incurred a Termination of Employment as of such day, and then shall be reduced by the Actuarial Equivalent of the Retirement Pension payments paid to such Participant in preceding Plan Years.

                  (c) Not later than the last day of the month in which his Normal Retirement Age occurs, the Committee shall (1) notify each Participant who continues as an Employee beyond his Normal Retirement Age that no benefits are payable in a month during which he is an Employee for 8 or more days, (2) inform him of the procedure adopted by the Committee for affording a review of his deferral of benefits, (3) provide him such other information as required by Department of Labor Regulations Section 2530.203-3 and (4) make such payments at such times as are required under the Regulations. In accordance with such Regulations, the Committee shall also adopt procedures and provide information to Employees regarding employee requests as to whether their continued employment will cause a suspension of their Retirement Pension Starting Date.

                  3.3 (a) Notwithstanding any other provision of this Plan, if a Participant is entitled to a Retirement Pension, the single sum Actuarial Equivalent of which does not exceed $3,500, such Participant shall be paid a lump sum distribution in an amount equal to the single sum Actuarial Equivalent of his Retirement Pension, regardless of the form in which he would otherwise be entitled to receive his benefits. No lump sum Actuarial Equivalent Retirement Pension that is in excess of $3,500 or that is payable after the Retirement Pension Starting Date may be payable without the consent of the Participant and his Spouse in the manner described in Section 3.4.

                  (b) Solely for purposes of this Section, Section 4.2, Section 5.3, and any other provision in this Plan where lump sum amounts are to be calculated, to the extent required under Sec tion 401(a) of the Code, the Actuarial Equivalent shall be calculated by using an interest rate no greater than the (1) Applicable Interest Rate, as defined below, if the lump sum Actuarial Equivalent present value of such Retirement Pension (using such rate) is not in excess of $25,000 or (2) 120% of the Applicable Interest Rate if the lump sum Actuarial Equivalent present value of such Retirement Pension, exceeds $25,000 (as determined in Paragraph (1)). In no event shall the present value determined in Paragraph (2) be less than $25,000.

                  (c) For purposes of this Section 3.3, the "Applicable Interest Rate" shall mean the interest rate or rates which would be used, as of the beginning of the Plan Year in which the distribution commences, by the Pension Benefit Guaranty Corporation for purposes of determining the present value of that Participant's benefits under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date.

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



                  3.4 (a) Notwithstanding any other provision, except as provided herein or in Section 3.3, the Retirement Pension of a Participant or a Retired Participant who has a Spouse on his Retirement Pension Starting Date and who is alive on such date shall be paid in the form of a Qualified Joint and Survivor Annuity.

                  (b) A married Participant or former Participant shall have the right to elect, during the election period specified in Subsection (c), to receive his Retirement Pension not in the form of a Qualified Joint and Survivor Annuity, but only if his Spouse consents in writing to such election which writing (1) designates a Beneficiary or a form of benefits which may not be changed without the consent of the Spouse (unless the Spouse expressly permits new designations by the Participant without the need for further consent by the Spouse), (2) is notarized or witnessed by a member of the Committee and (3) acknowledges the effect of such consent. Any such election may be revoked at any time by the Participant alone during the election period. Any number of elections or revocations may be made during the election period.

                  (c) The election period shall begin on the date which is 90 days prior to his Retirement Pension Starting Date and shall end on his Retirement Pension Starting Date.

                  (d) Prior to the election period described in Sub section (c), the Committee shall deliver or mail to such Participant a general description of the terms and conditions of the Qualified Joint and Survivor Annuity, the circumstances under which it will be provided to a Participant who has not elected another form of benefit, the availability and effect of the election not to receive benefits in Qualified Joint and Survivor Annuity form, and the rights of the Participant's Spouse, and the Participant's rights of revocation.

                  (e) A married Participant who with his Spouse's consent elects not to receive his Retirement Pension in the form of a Qualified Joint and Survivor Annuity shall receive his Retirement Pension in the form specified by the Option which he has elected pursuant to Article VI or, if no such Option has been elected or is available, in the form of an annuity for his life only.

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



                                   ARTICLE IV

                                 DEATH BENEFITS

                  4.1 No death benefit shall be paid in respect of a Participant who dies prior to his Retirement Pension Starting Date unless he has a Spouse or Minor Children.

                  4.2 (a) If a Participant (1) is vested in his Accrued Benefit pursuant to Section 3.1, 5.1, 12.3 or 12.4, and (2) dies either while an Employee or prior to his Retirement Pension Starting Date, his Spouse shall be entitled to receive a death benefit described in Subsection (b), or Section 4.5 if applicable, commencing on the Spouse's Retirement Pension Starting Date described in Section 4.3.

                  (b) The death benefit to which a Spouse of a Participant is entitled under Subsection (a) shall be payable in form of an annuity during her life and shall be equal to 50% of the annuity to which the Participant would have been entitled if (1) in the case the Participant died while an Employee, such Participant had not died but instead had then retired, (2) the Participant had remained alive until, and his benefits had been payable on, the Spouse's Retirement Pension Starting Date described in Section 4.3 and (3) his benefits had been payable in the form of an annuity on his life only, in the amount determined under Sections 3.1, 3.2, 5.2(b)(1), or 5.2(b)(2), whichever Section is applicable.

                  4.3 The Spouse's Retirement Pension Starting Date described in
Section 4.2 shall be the earlier of

                  (a) the first day of the first month following the later of the Participant's 65th birthday or date of death, or

                  (b) the first day of any month, following the later of the Participant's fifty-fifth (55th) birthday or date of death, if elected by the Spouse in writing at least 30 days (or such fewer number of days as the Committee in its sole discretion shall determine) prior to such first day.

                  4.4 (a) If a Participant (1) is vested in his Accrued Benefit pursuant to Section 3.1, 5.1, 12.3 or 12.4, (2) dies on or after his fifty-fifth
(55th) birthday and either while an Employee or prior to his Retirement Pension Starting Date, and (3) either (A) on the date of his death there are Minor Children but no Spouse or (B) on the date of the Spouse's death occurring after the Participant's death, whether or not the Spouse commenced receiving death benefits described in Section 4.2, there are Minor Children, each of such Minor Children shall be entitled to receive a death benefit described in Subsection
(b), or Section 4.5 if applicable, commencing on their Retirement Pension Starting Date described in Subsection (c).

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



                  (b) The death benefit to which each of the Minor Children is entitled under Section (a) shall be payable in the form of an annuity until such individual reaches age 21 or dies, if earlier, and shall be equal to the quotient determined by dividing (1) the benefit which the Participant's Spouse would have been entitled to receive if she had been alive under Section 4.2, by
(2) the number of Minor Children on their Retirement Pension Starting Date.

                  (c) The Retirement Pension Starting Date of the Minor Children described in Subsection (a) shall be the first day of the first month following the later of the Participant's death or Spouse's death.

                  (d) If the Participant designated, in a writing delivered to the Committee, a trust to receive the benefit hereunder of any of the Minor Children, payment of the death benefit payable hereunder for such individual shall be made to the trust.

                  4.5 Notwithstanding the preceding Sections 4.2 and 4.4, if the lump sum Actuarial Equivalent of the entire death benefit, as of the beneficiary's Retirement Pension Starting Date, does not exceed $3,500, the Spouse or Minor Children, as the case may be, shall be paid on such Retirement Pension Starting Date a lump sum distribution equal to the lump sum Actuarial Equivalent amount of the benefit described in Section 4.2 or 4.4, as the case may be. The lump sum Actuarial Equivalent amount shall be calculated in accordance with Section 3.3.

                  4.6 Subject to the provisions of Section 4.1, a death benefit shall also be payable under this Plan on account of the death of a Participant or Retired Participant pursuant to Section 3.4, or Section 5.3 or an Option validly elected pursuant to Article VII.

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



                                    ARTICLE V

                  TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT

                  5.1 (a) A Participant who incurs a Termination of Employment, other than by reason of death, Disability or Retirement, shall be vested in his Accrued Benefit to the extent provided in Subsection (b) and shall be entitled to a Retirement Pension, commencing on the date specified in Section 5.2(a), equal to the amount determined in Section 5.2(b).

                  (b) (1) Except as provided in Paragraph (2), a Participant shall have a 100% vested interest in his Accrued Benefit at the end of 5 years of Vesting Service, and a 0% vested interest in his Accrued Benefit prior to completion of 5 years of Vesting Service.

                           (2)  For any Plan Year in which the Plan is a Top
Heavy Plan, a Participant shall have a vested interest in his Accrued Benefit that is not less than 20% for each year of Vesting Service that he completes after his first year of Vesting Service, up to 100% after his completion of 6 years of Vesting Service; provided, however, that subject to Section 11.3, a Participant's vested interest shall not increase in accordance with this Subsection (b)(2) during a Plan Year in which the Plan is not a Top Heavy Plan, and any increase in his vested interest during each such Plan Year shall be determined only pursuant to Subsection (b)(1).

                  5.2 (a) The Retirement Pension payable to a vested Participant who incurs a Termination of Employment, other than by reason of death, Disability or Retirement, shall commence on his Normal Retirement Date. However, a Participant may elect, upon thirty (30) days' prior written notice to the Committee, to commence receiving his Retirement Pension on the first day of a month during the period commencing with the month following his fifty-fifth
(55th) birthday and ending on his Normal Retirement Date.

                  (b) The Retirement Pension payable to a vested Participant who incurs a Termination of Employment, other than by reason of death, Disability or Retirement, shall be equal to

                           (1)  if the Participant's Termination of
Employment occurs on or after his fifty-fifth (55th) birthday, his vested Accrued Benefit as of the date of his Termination of Employment, reduced by 1/3 of 1% of such Accrued Benefit for each month, if any, by which his Retirement Pension Starting Date precedes his 60th birthday; and

                           (2)  if the Participant's Termination of
Employment occurs before his fifty-fifth (55th) birthday, the product of (A) his vested Accrued Benefit as of the date of his Termination of Employment multiplied by (B) the factor determined by interpolating between the factor set forth on Appendix A

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



opposite the age on his birthday coincident with or immediately preceding his Retirement Pension Starting Date described in Sec tion 5.2(a) and the factor set forth on Appendix A opposite the age on his birthday immediately following such Retirement Pension Starting Date.

                  5.3 Except as provided in Section 3.3, the Retirement Pension payable to a vested Participant who incurs a Termination of Employment, other than by reason of death, and who is married to a Spouse, shall be payable in the form of a Qualified Joint and Survivor Annuity, unless an election is made in accordance with Section 3.4(b), pursuant to the rules of Subsection (b) through
(d) therein.

                  5.4 If a former Participant is reemployed by an Employer or an Affiliate,

                  (a) if he was receiving a Retirement Pension, payment of this Retirement Pension shall cease (to the extent consistent with Section 3.2(c));

                  (b) (1) any Credited Service with respect to which he has received any benefits under this Plan in the form of an annuity shall be taken into account for purposes of determining his benefit under the benefit accrual provisions of Sections 3.1 and 5.1, but the amount of his Retirement Pension, when payable, shall be reduced by the Actuarial Equivalent of such benefits, and

                           (2)  any Credited Service with respect to which he
has received a lump sum benefit under this Plan in an amount equal to his entire Accrued Benefit shall not be taken into account for purposes of determining his benefit under the benefit accrual provisions of Section 3.1 and 5.1; and

                  (c) subject to the provisions of Sections 5.5 and 5.6, any Vesting Service with respect to which he has or has not received any benefits under this Plan shall be taken into account for purposes of applying the vesting provisions of Section 5.1.

                  5.5 If a former Participant again becomes a Participant after having incurred a Break in Service, Vesting Service which he had completed prior to such Break in Service shall be disregarded for the purpose of computing the vested portion of his Accrued Benefit under Section 5.1 until he shall have completed one year of Vesting Service after such Break in Service.

                  5.6  If a former Participant -

                  (a) has incurred at least 5 consecutive one (1) year Breaks in Service which equal or exceed the number of his years of Vesting Service before such Breaks in Service,

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



                  (b) had no vested interest in his Accrued Benefit at the time of such Breaks in Service, and

                  (c)  again becomes a Participant,

any period of service prior to such Breaks in Service shall be disregarded for all purposes under this Plan.

                  5.7 (a) Subject to the remaining paragraphs of this Section 5.7, but notwithstanding any other provision in the Plan, for any Participant in the Plan who was an Employee of the Company on June 30, 1995, and who became an employee of the ACU Federal Credit Union (formerly the Ampex Employees Federal Credit Union and referred to herein as the "Credit Union") on July 1, 1995 (a "Credit Union Participant"), any period of continuous employment with the Credit Union rendered beginning on July 1, 1995 shall be recognized as a Period of Service pursuant to Section 1.33 of the Plan. A Credit Union Participant who is an employee of the Credit Union shall be considered an Employee for all purposes under the Plan and shall not be deemed to have incurred a Termination of Employment or Severance from Service under the Plan until the Participant first incurs a termination of employment with the Credit Union on or after July 1, 1995. If a Credit Union Participant ceases to be employed by the Credit Union and subsequently becomes an employee of the Company, the provisions of Sections 5.4, 5.5, and 5.6 shall apply. A Credit Union Participant who incurs a Disability prior to his Normal Retirement Date while employed with the Credit Union shall be eligible for benefits as set forth in Article VI of the Plan.

                  (b) The Retirement Pension payable to a Credit Union Participant or a Beneficiary of a Credit Union shall be determined in accordance with Article III, IV, V, VI, or VII of the Plan, as applicable.

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



                                   ARTICLE VI

                                   DISABILITY

                  6.1 (a) A Participant who is vested in his Accrued Benefit pursuant to Section 5.1 and who has incurred a Disability prior to his Normal Retirement Age while employed with an Employer shall be entitled to a Retirement Pension described in Subsection (b).

                  (b) (1) Except as provided in Paragraph (2), the Retirement Pension referred to in Subsection (a) shall commence to be payable on the Participant's Normal Retirement Date or, if the Participant consents and is receiving benefits under the Employer's long-term disability plan, on any date after his Normal Retirement Date but not later than the first day of the first month coincident with or next following the date on which his long-term disability plan benefits cease, and shall be equal to the greater of

                                    (A) the Participant's Accrued Benefit as of
         the date of his Termination of Employment due to his Disability, calculated under Section 1.1, or

                                    (B) the Retirement Pension computed in
         accordance with Section 3.1 to which he would have been entitled if -

                                      (I) he were to continue as an Employee
                  until his Retirement Pension Starting Date;

                                     (II) he were to be credited with Credited
                  Service for such period of continued employment rendered prior to February 1, 1994; and

                                    (III) his Compensation and Base Compensation
                  during such period of continued employment rendered prior to February 1, 1994 were at the same annual rate as in effect on the date he incurred a Termination of Employment due to the Disability.

                           (2)  Notwithstanding the provisions of Paragraph
(1), if a Participant who is entitled to the benefit described in this Subsection (b) has completed prior to his Disability ten (10) years of Vesting Service, such Participant may elect, upon thirty (30) days' prior written notice to the Committee, to commence receiving his Retirement Pension on the first day of any month, if he is then alive, during the period commencing with the month following his Termination of Employment due to the Disability and ending prior to his Normal Retirement Date. Upon such election, the Retirement Pension shall be equal to the Retirement Pension described in Paragraph (1), reduced by 1/3 of 1% of such Accrued Benefit for each month, if any (but not for more than 60 months), by which his Retirement Pension Starting Date precedes his sixtieth
(60th) birthday, and by a monthly

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



Actuarial Equivalent factor for each month, if any, by which his Retirement Pension Starting Date precedes his fifty-fifth (55th) birthday; provided, however, that in no event shall the Retirement Pension described in this Paragraph (2) be less than (a) 50% of the amount calculated under Section 3.1(b)(2), reduced if applicable by (b) the amounts described in Section 3.1(c).

                  6.2 A Participant shall receive a Retirement Pension described in Section 6.1 only if his Disability continues until the Retirement Pension Starting Date of such Retirement Pension and he is alive on such Retirement Pension Starting Date, and only for so long as he is under a Disability.

                  6.3 If a Participant who has incurred a Disability subsequently does not become entitled to receive or to continue to receive the Retirement Pension described in Section 6.1, he shall be entitled to receive or to continue to receive, as the case may be, the benefits described in Article III, IV or V based on his Accrued Benefit as of the date of his Termination of Employment, determined without regard to the additional benefits provided under this Article, reduced by the Actuarial Equivalent of any benefits he received under this Article.

                  6.4 Payment of a Retirement Pension described in this Article to a Participant who has incurred a Disability shall be made in the same form as any other Retirement Pension under Article III or V of the Plan, and shall be subject to the provisions of Sections 3.3 and 5.3.

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



                                   ARTICLE VII

                           OPTIONAL METHODS OF PAYMENT

                  7.1 (a)(1) Except as provided in Section 3.3, a Participant or Retired Participant may elect any of the Options provided herein, which Option shall be the Actuarial Equivalent (determined as of his Retirement Pension Starting Date) of the Retirement Pension otherwise payable to him in accordance with Article III, V or VI, whichever is applicable; provided, however, that no Option may be elected which would permit his Beneficiary to receive a benefit which is projected to equal fifty percent (50%) or more of the Actuarial Equivalent (determined as of the Participant's Retirement Pension Starting Date) of the combined benefits payable to such Beneficiary and such Participant or Retired Participant, unless it is payable over the joint and last survivor life expectancy of the Participant and his Spouse or over the joint lives of the Participant and his Spouse.

                  (2) An election of an Option may be made only within 90 days prior to the Retirement Pension Starting Date of the Participant or Retired Participant, and only if he and his Spouse elect, in accordance with Section 3.4 or 5.3, whichever is applicable, not to receive benefits in the form of a Qualified Joint and Survivor Annuity.

                  (3) An election of an Option under this Article is effective only if the Retired Participant is alive on his Retirement Pension Starting Date. If an individual after incurring a Termination of Employment was receiving a Retirement Pension under an Option and subsequently becomes again an Employee and as a result ceases receiving a Retirement Pension, his prior election of an Option shall be void, and the rules of this Article VII shall start anew.

                  (b)(1) The Following Options may be Elected by a Par ticipant:

                  Option 1 -

                  Life Annuity: A Participant or Retired Participant may elect to receive his Retirement Pension in the form of an annuity for his own life only.

                  Option 2 -

                  Joint and Survivor Annuity:

                           (1)  A Participant or Retired Participant may
elect to receive the Actuarial Equivalent of the normal form of his Retirement Pension payable to himself in equal monthly installments for his lifetime and thereafter payable to his Beneficiary, if such Beneficiary survives him, in equal monthly installments for his lifetime, at a rate of fifty percent (50%) or seventy-five percent (75%) or one hundred percent (100%), as

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



the Participant or Retired Participant may designate, of the Retirement Pension payable during their joint lifetimes.

                           (2) If his Beneficiary dies before the Retirement
Pension Starting Date of the Participant or Retired Participant, any election of this Option 2 shall be null and void.

                           (3) If his Beneficiary dies after the Retired
Participant's Retirement Pension Starting Date, the election of this Option 2 shall be effective, and the Retired Participant shall receive or continue to receive the same actuarially adjusted Retirement Pension as if such Beneficiary had not predeceased him.

                  (c) A Participant or Retired Participant may elect to revoke or change the Option then in effect at any time within 90 days prior to his Retirement Pension Starting Date.

                  7.2 (a) Unless his Spouse is required to be the Beneficiary under the provisions of this Plan and has not consented as described in Section 3.4, a Participant may designate a Beneficiary and a successor Beneficiary. A Participant or Retired Participant may change such designation from time to time by filing a new designation with the Committee. No change of Beneficiary shall require the consent of any previously designated Beneficiary, other than his Spouse, if required by law, and no Beneficiary shall have any rights under this Plan except as specifically provided by its terms.

                  (b) If a Retired Participant dies after any installment of his Retirement Pension has become due but has not yet been paid to him, the balance of such installment shall be paid to his Beneficiary.

                  (c) If benefits have commenced to be distributed to a Participant before his death, the Retirement Pension necessary to be paid to the Beneficiary shall be distributed as rapidly as under the method in effect on the date of the Participant's death.

                  7.3 The Committee is authorized and empowered from time to time to adopt and fairly to administer, in its sole discretion, regulations relating to the exercise or operation of any Option; provided, however, that no such regulation shall be inconsistent with the provisions of Section 7.1 or 7.2. Without limiting the generality of the foregoing, such regulations may prescribe
-

                  (a) such terms and conditions as the Committee shall deem appropriate in respect of the exercise of any Option;

                  (b)  the form of application;

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



                  (c) any information or proof thereof to be furnished by a Participant, a Retired Participant or a Beneficiary in connection with any Option; and

                  (d) any other requirement or condition relating to any Option.

                  7.4 The Committee may, in its sole discretion, at any time or from time to time, provide the benefits to which any Retired Participant or his Beneficiary is entitled under this Plan by purchase of any form of non-assignable annuity contract. Upon the purchase of any such contract, the rights of the Retired Participant and his Beneficiary to receive any payments pursuant to this Plan shall be exclusively limited to such rights as may accrue under such contract, and neither such Retired Participant nor his Beneficiary shall have any further claim against his Employer, the Committee or any other persons.

                  7.5 If at any time any Retired Participant or his Beneficiary is, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving and receipting for payment due hereunder, payment may, in the discretion of the Committee, be made to the guardian or legal representatives of such Retired Participant or Beneficiary or, if none exists, to any other person or institution which, in the judgment of the Committee, is then maintaining, or then has custody of, such Retired Participant or Beneficiary.

                  7.6 Notwithstanding any provisions of this Plan to the contrary,

                  (a) all distributions required under this Article shall be determined and made in accordance with the Proposed Regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the Proposed Regulations. A Participant may request in accordance with such Regulations to recalculate annually or not to recalculate annually his life expectancy and/or that of his Spouse (if his Spouse is the Beneficiary); and

                  (b) A Retirement Pension shall not be paid to a Participant who is among the top 25 highest paid Highly Compensated Employees (as defined in Section 414(q) of the Code), in a form the annual payment of which is greater than the payment that would be made if the Retirement Pension were payable as a single life annuity on the Participant's life, unless (1) after taking into account the full payment of the Participant's entire Retirement Pension, the fair market value of the assets of the Plan is at least equal to 110% of the value of the Plan's current liabilities as defined in Section 412(l)(7) of the Code, or (2) the lump sum Actuarial Equivalent Value of such Retirement Pension is less than 1% of the value of such current liabilities.

                  7.7 (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election

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



under this Plan, effective January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution (to the extent such a distribution is permitted under the Plan) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b)  For purposes of this Section,

                  (1) An "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includible in gross income.

                  (2) An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3) A "Distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (4) A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

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



                                  ARTICLE VIII

                        CONTRIBUTIONS AND PLAN TRANSFERS

                  8.1 This Plan contemplates that each Employer shall, from time to time, contribute such amounts as may, in accordance with Section 412 of the Code and sound actuarial principles (as recommended by an actuary enrolled pursuant to Section 3042 of ERISA), be deemed necessary by such Employer to provide the benefits contemplated hereunder.

                  8.2 All contributions made by any Employer shall be paid directly to the Trustees for deposit in the Trust Fund.

                  8.3 Any forfeiture arising under the provisions of this Plan shall be applied to reduce contributions which would otherwise be required to be made by the Employers pursuant to Section 7.1.

                  8.4  No contributions may be made by any Participant.

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



                                   ARTICLE IX

                                NON-ALIENABILITY

                  9.1 Except as may be provided in Code Section 401(a)(13) or any ruling or regulation as may from time to time be in force, no benefit under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, charge, encumbrance, garnishment, levy or attachment, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, charge, encumber, garnish, levy upon or attach the same shall be void; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

                  9.2 If any Participant or Beneficiary under this Plan becomes bankrupt, or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, such benefit shall, in the discretion of the Committee, cease and terminate, and in that event the Committee may hold or apply the same or any part thereof for the benefit of such Participant, his Beneficiary, his Spouse or children or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.

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



                                    ARTICLE X

                             LIMITATIONS ON BENEFITS

                  10.1     For purposes of this Article,

                  (a)  Annual Additions shall be defined as in Code
Section 415(c);

                  (b) Defined Benefit Plan and Defined Contributions Plan shall be defined as in Code Sections 414(i) and 414(j) which are hereby incorporated by reference;

                  (c)      Annual Benefit shall be defined as in Code Section
415;

                  (d)      Limitation Year means the Plan Year;

                  (e) Compensation means an individual's wages, salaries, fees and other amounts received, whether or not paid in cash, from an Employer or an Affiliate for personal services rendered that are includible in gross income, to the extent required by applicable law to be included in compensation for purposes of the limitations of Code Section 415; and

                  (f) the limitations of Code Section 415 are hereby incorporated by reference.

                  10.2 A Participant's Annual Benefit under this Plan and all other Defined Benefit Plans maintained by the Employers and Affiliates for any Participant for a Plan Year shall not exceed the limitations described in Code
Section 415(b).

                  10.3 (a) If a Participant of this Plan is also a participant in one or more Defined Contribution Plans maintained by Employers and Affiliates, and his benefits from the Defined Contribution Plans and the Defined Benefit Plans of all such employers exceed the limitations as defined in Code
Section 415(e), his benefit shall first be reduced pro rata among the Defined Contribution Plans, in which he participates to the extent necessary to comply with such limitations. If further reductions are necessary, benefits shall be reduced pro rata among the Defined Benefit Plans in which the Participant participates to the extent necessary to comply with such limitations.

                  (b) In any year in which the Plan is a Top Heavy Plan, paragraphs (2)(B) and (3)(B) of Section 415 of the Code shall be applied by substituting "1.0" for "1.25" wherever it appears therein if the Plan were still a Top Heavy Plan after substituting "90%" for "60%" in Section 1.44 or if the benefits described in Section 1.1(b) are not increased in accordance with the parenthetical provisions of paragraph 1.1(b)(1).

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



                  10.4 If, on the Participant's Retirement Pension Starting Date, his Accrued Benefit, computed without regard to the limitations set forth in this Article X, exceeds the maximum annual benefit which he may receive under the provisions hereof, his Retirement Pension shall be adjusted on the first day of each subsequent Plan Year to take into account any increase, since his date of Retirement, in the maximum permissible Retirement Pension; provided, however, that the Retirement Pension payable to him or to his Beneficiary shall not exceed his Accrued Benefit as of his Retirement Pension Starting Date.

                  10.5 The limitations imposed by this Article X shall be administered in accordance with the final regulations and rulings issued by the Secretary of the Treasury under Sec tions 415 and 416 of the Code.

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



                                   ARTICLE XI

                              AMENDMENT OF THE PLAN

                  11.1 The Company shall have the right, at any time and from time to time, to amend in whole or in part any of the provisions of this Plan, and any such amendment shall be binding upon the Participants and their Beneficiaries, the Trustees, the Committee, any Employer who has joined in the Plan, and all parties in interest. Any such amendment shall become effective as of the date specified therein.

                  11.2 Notwithstanding anything to the contrary contained in
Section 11.1, no amendment may be made which shall (a) retroactively deprive a Participant of any benefit accrued during any Plan Year before the Plan Year with respect to which such amendment was executed, (b) eliminate or reduce an early retirement benefit or subsidy or (c) eliminate an optional form of benefit, unless such amendment is necessary to permit the Plan to qualify under
Section 401(a) of the Code.

                  11.3 If at any time the vesting schedule set forth in Section
5.1 is amended in such a manner as to decrease, as of any future date, the vested interest in his Accrued Benefit which any Participant would have as of such date, each such Participant who has completed at least three (3) Years of Service as of the effective date of such amendment shall have the right to elect to have his Accrued Benefit continued to vest in accordance with the vesting schedule in effect immediately prior to such amendment.

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



                                   ARTICLE XII

                             TERMINATION OF THE PLAN

                  12.1 The Company may determine that it shall terminate the Plan in its entirety or withdraw from the Plan and terminate the same with respect to itself. The Company may at any time determine that any other Employer shall withdraw from the Plan, and any Employer may determine that it shall so withdraw, and, upon any such determination, the Plan shall be terminated with respect to such Employer.

                  12.2 Any termination or partial termination shall be effective as of the date specified in the resolution providing therefor, if any, and shall be binding upon the Employer, the Trustees, all Participants and Beneficiaries and all other parties in interest.

                  12.3 Upon termination of the Plan in its entirety, each Participant shall have a fully (100%) vested and nonforfeitable interest in his Accrued Benefit, determined as of the date of such termination. A Participant's Accrued Benefit shall be payable only from the Trust Fund except to the extent otherwise provided in Title IV of ERISA.

                  12.4 In the event of a partial termination of the Plan, within the meaning of Section 411(d)(3)(A) of the Code, each affected Participant shall have a fully (100%) vested and non-forfeitable interest in his Accrued Benefit, determined as of the date of such partial termination insofar as required by applicable regulations of the Internal Revenue Service.

                  12.5 (a) Upon termination of the Plan in its entirety or upon a partial termination of the Plan and receipt of approvals from the appropriate federal agencies, the assets comprising the Trust Fund shall be allocated in accordance with the statutory priorities set forth in Section 4044(a) of ERISA and regulations promulgated hereunder.

                  (b) Subject to the limitations imposed by Sec tion 4044(d)(2) of ERISA, any funds remaining after satisfaction of all liabilities to Plan Participants and Beneficiaries, shall be returned to the Employers.

                  12.6 Notwithstanding anything to the contrary in this Plan, in the event of the termination of this Plan, any benefit under this Plan of any Participant who is among the 25 highest paid Highly Compensated Employees, as defined in Section 414(q) of the Code, may not exceed the benefit that is non-discriminatory under Section 401(a)(4) of the Code and the regulations promulgated thereunder.

                  12.7 If the Plan shall merge or consolidate with, or transfer any of its assets or liabilities to, any other "pension plan", as defined in
Section 3(2) of ERISA, each Participant

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



shall be entitled to receive a benefit immediately after such merger, consolidation or transfer (assuming that the Plan had then terminated) which is equal to or greater than the benefit which he would have been entitled to receive immediately before such merger, consolidation or transfer (assuming that the Plan had then terminated).

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



                                  ARTICLE XIII

                                 THE TRUST FUND

                  13.1 The Company has entered into a trust agreement with the Trustee for the establishment and maintenance of the Trust. The trust agreement shall be deemed to form a part of the Plan, and all rights which may accrue to any person under the Plan shall be subject to the terms of the trust agreement.

                  13.2 The Trustee shall manage and control the Trust Fund in accordance with the terms of the trust agreement. The Trustee shall pay benefits to Participants only upon the specific instruction of the Committee.

                  13.3 The Trust fund shall be used as directed by the Committee to provide the benefits and pay the expenses of this Plan and of the Trustee, and no part of the corpus or income shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries under this Plan and the payment of expenses of the Plan and Trust.

                  13.4 All administrative and other expenses of the Plan and Trust shall be paid out of the Trust fund unless paid by the Company.

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



                                   ARTICLE XIV

                                 ADMINISTRATION

                  14.1 The Plan shall be administered and the management of the assets thereof shall be vested in the Committee which shall consist of one (1) or more individuals appointed by the Board. The members of the Committee shall hold office until their successors have been duly appointed or until death, resignation or removal.

                  14.2 The Board or Committee may authorize one or more of its members to execute any document or documents on its behalf, in which event it shall notify the Trustees in writing of such action and the name or names of those so designated. The Trustees, thereafter, shall accept and rely conclusively upon any direction or document executed by such member or members as representing action by the Board or the Committee until such time as the Board or the Committee shall file with the Trustees a written revocation of such designation.

                  14.3 The Committee may appoint such independent accountants, enrolled actuaries, legal counsel, investment advisors, and other agents or specialists as it deems necessary or desirable in connection with the performance of their duties hereunder. The Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports which shall be furnished to it by any such independent accountants, enrolled actuary, legal counsel, investment advisor or other specialist.

                  14.4 The Committee members shall serve without compensation for services as such. All expenses of the Committee shall be paid by the Company. Such expenses shall include any expenses incidental to the operation of the Committee, including, but not limited to, fees of independent accountants, enrolled actuaries, legal counsel, investment advisors and other agents or specialists and similar costs.

                  14.5 The Committee members shall discharge their duties with respect to the Plan solely in the interests of the Participants and their Beneficiaries and

                           (a)  for the exclusive purpose of providing
benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

                           (b)  with the care, skill, prudence and diligence
under the circumstances then prevailing that a prudent man, acting in like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims;

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



                           (c)  by diversifying the investments of the Trust
Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                           (d)   in accordance with the documents and
instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

                  14.6 The Company shall indemnify and hold harmless each of the Committee members against any and all claims, loss, damages, expense (including legal fees and other expenses of litigation) and liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such members.

                  14.7 (a) The Company is hereby designated as the "administrator" of the Plan within the meaning of Sec tion 3(16)(A) of ERISA. The Committee members are hereby designated as "named fiduciaries" within the meaning of Sec tion 402(a)(2) of ERISA, and shall, unless otherwise provided pursuant to Subsection (b), jointly administer the Plan and manage its assets as agents of the Company in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. In carrying out its duties with respect to the general administration of the Plan, the Committee shall have, in addition to any other lawful powers and not by way of limitation, the following powers which together with any other lawful powers it may exercise in its sole discretion:

                      (1) to determine all questions relating to eligibility to participate in the Plan;

                      (2) to compute the amount and kind of
benefits payable to the Participants and their Beneficiaries;

                      (3) to authorize disbursements from the
Trust in accordance wit the provisions of the Plan;

                      (4) to maintain all records necessary for the administration of the Plan; and

                      (5) to interpret the provisions of the Plan and to make and publish such rules and regulations as are not inconsistent with the terms hereof.

                 (b) (1) The Committee members may establish procedures for (A) the allocation of fiduciary responsibilities (other than "trustee responsibilities" as defined in Sec tion 405(c)(3) of ERISA) under the Plan among themselves, and (B) the designation of persons other than named fiduciaries to carry out fiduciary responsibilities (other than trustee responsibilities) under the Plan.

                     (2) If any fiduciary responsibility is allocated or if any person is designated to carry out any

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



responsibility pursuant to Paragraph (1), no named fiduciary shall be liable for any act or omission of such person in carrying out such responsibility, except as provided in Sec tion 405(c)(2) of ERISA.

                  14.8 The Company shall establish a funding policy and method consistent with the objectives of the Plan and the requirement of Title I of ERISA. The Company shall meet at least annually to review such funding policy and method. In establishing and reviewing such funding policy and method, the Company shall endeavor to determine the Plan's short-term and long-term financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth.

                  14.9 Any Committee member may be removed by the Company at any time upon thirty (30) days' notice in writing to the members, which notice may be waived by the members. A member may resign at any time upon thirty (30) days' notice in writing to the Company, which notice may be waived by the Company. Upon such removal or resignation of a member, or upon the death or disability or a member, the Company may appoint, or, in the event there is no acting member, shall appoint a successor member who shall have the same powers and duties as those conferred upon the Committee members hereunder. The Company may at any time appoint one or more additional members who shall have the same powers and duties as those conferred upon the Committee members hereunder.

                  14.10 In any case in which any person is required or permitted to make an election under this Plan, such election shall be made in writing and filed with the Committee on the form provided by them or made in such other manner as the Committee may direct.

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



                                   ARTICLE XV

                                CLAIMS PROCEDURE

                  15.1 (a) In the event of a dispute between the Committee and a Participant or Beneficiary over the amount of benefits payable under the Plan, the Participant or Beneficiary may file a claim for benefits by notifying the Committee of such claim. Such notification may be in any form adequate to give reasonable notice to the Committee, shall set forth the basis of such claim and shall authorize the Committee to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the claimant may be entitled under the Plan.

                           (b)  The Committee shall decide whether to grant a
claim within ninety (90) days of the date on which the claim is filed, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time within such ninety (90) day period; provided, however, that no extensions shall be permitted beyond ninety (90) days after the date on which the claimant received notice of the extension of time from the Committee. If the Committee fails to notify the claimant of their decision to grant or deny the claim, such claim shall be deemed to have been denied by the Committee and the review procedure described in Subsection (c) shall become available to the claimant.

                           (c)  (1)  Whenever a claim for benefits is denied,
written notice, prepared in a manner calculated to be understood by the claimant, shall be provided to the claimant, setting forth the specific reasons for the denial and explaining the procedure for review of the decision made by the Committee. If the denial is based upon submission of information insufficient to support a decision, the Committee shall specify the information which is necessary to perfect the claim and its reasons for requiring such additional information.

                  (2) Any claimant whose claim is denied, may, within sixty (60) days after the receipt of written notice of such denial, request in writing a review by the Board, or by a committee appointed by the Board, the members of which shall be "named fiduciaries," within the meaning of
Section 402(a) of ERISA (the "Review Board") for the purpose of adjudicating such appeals. Such claimant or the claimant's representative may examine any Plan documents relevant to the claim and may submit issues and comments in writing. The Review Board shall adjudicate the claimant's appeal within sixty
(60) days after its receipt of the claimant's written request for review, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time within such sixty
(60) day period; provided, however, that such adjudication shall be made no later than one

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



hundred twenty (120) days after the Review Board's receipt by them of the claimant's written request for review.

                   (3) If the Review Board fails to notify the claimant of its decision with respect to the claimant's request for review within the time specified by this Subsection (c), such claim shall be deemed to have been denied on review.

                           (d)  If the claim is denied by the Review Board,
such decision shall be in writing, shall state specifically the reasons for the decision, shall be written in a manner calculated to be understood by the claimant and shall make specific reference to the pertinent Plan provisions upon which it is based.

                           (e)  The procedure set forth in this Section 15.1
shall be revised as necessary to conform to regulations promulgated by the United States Department of Labor or any successor authority regulating claims procedures for employee benefit plans.

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



                                   ARTICLE XVI

                                  MISCELLANEOUS

                  16.1 The adoption and maintenance of the Plan shall not be deemed to constitute a contract between any Employer and any Employee or to be a consideration for the employment of any person. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of any Employer or to derogate from the right of any Employer to discharge any Employee at any time without regard to the effect of such discharge upon the rights of such Employee as a Participant in the Plan.

                  16.2 No liability shall attach to any Employer for payment of any benefits or claims hereunder, and all Participants and Beneficiaries, and all persons claiming under or through them, shall have recourse only to the Trust Fund for payment of any benefit or claim hereunder.

                  16.3 If any provision in this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, which shall be construed and enforced as if such illegal or invalid provision had never been included herein. All ambiguities in this Plan shall by resolved by the Committee in their sole discretion to the extent such resolution is consistent with the qualified status of the Plan under Section 401(a) of the Code.

                  16.4 This Plan shall be governed, construed, administered and regulated in all respects under the laws of the State of California except insofar as they shall have been superseded by the provisions of ERISA.

                  16.5 Wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply, and vice versa.

                  16.6 (a) This Plan is established subject to the condition precedent that it shall be approved by the Internal Revenue Service as qualified under Section 401(a) of the Code as an employees' trust exempt from taxation under Section 501(a) of the Code. If the Internal Revenue Service initially determines that the Plan does not qualify under Section 401(a) of the Code, all contributions made to the Plan prior to such determination shall revert to the appropriate Employer within one year after the date of denial of qualification, but only if the application for the determination was made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury shall prescribe.

                  (b) If any contribution is made to this Plan by an Employer by a mistake of fact, such contribution shall be

                                      -44-
688864.1
returned to such Employer within one year following the date that such contribution is made.

                  (c) Each contribution made to this Plan is conditioned upon its deductibility under Section 404 of the Code. Each contribution shall, to the extent disallowed as a deduction, be returned to such Employer within one year following the date of disallowance.

                  (d) This Plan is established for the exclusive benefit of the Participants herein and their beneficiaries. Except as otherwise provided in
Section 12.5 and in Subsections (a), (b) and (c) of this Section 16.6, it shall be impossible for any assets of the Trust to revert at any time to any Employer.


                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this ____ day of _________, 1997.




                                          AMPEX CORPORATION


                                          By:
                                             -------------------------



ATTEST:




-----------------------

                                   APPENDIX A

               Pre-Early Retirement Factors for Section 5.2(b)(2).


            Age                                    Factor

             65                                    1.0000
             64                                     .8893
             63                                     .7931
             62                                     .7091
             61                                     .6355
             60                                     .5709
             59                                     .5140
             58                                     .4636
             57                                     .4190
             56                                     .3794
             55                                     .3441

                                TABLE OF CONTENTS


ARTICLE                                                                     PAGE


       I     DEFINITIONS.....................................................  2

      II     ELIGIBILITY FOR PARTICIPATION................................... 15

     III     RETIREMENT...................................................... 16

      IV     DEATH BENEFITS.................................................. 20

       V     TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT................... 22

      VI     DISABILITY...................................................... 25

     VII     OPTIONAL METHODS OF PAYMENT..................................... 27

    VIII     CONTRIBUTIONS AND PLAN TRANSFERS................................ 31

      IX     NON-ALIENABILITY................................................ 32

       X     LIMITATIONS ON BENEFITS......................................... 33

      XI     AMENDMENT OF THE PLAN........................................... 35

     XII     TERMINATION OF THE PLAN......................................... 36

    XIII     THE TRUST FUND.................................................. 38

     XIV     ADMINISTRATION.................................................. 39

      XV     CLAIMS PROCEDURE................................................ 42

     XVI     MISCELLANEOUS................................................... 44

             Appendix A



                                       -i-